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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Maxim Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference in the prospectus.

/s/ KPMG, LLP
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San Diego, California
April 5, 2000